Marketable Securities and Warrants (Tables)	12 Months Ended
Dec. 31, 2020
Current and long-term lease liabilities.
Schedule of Fair Value of Marketable Securities and Warrants

The fair value of the Warrants was determined using a Black-Scholes model, risk free rate of 0.33%, Wallbridge share price of C$0.78 and volatility of 107% at December 31, 2020.

	2020	2019
	$	$
Marketable securities at fair value	2,138	348
Warrants at fair value	212	-
	2,350	348